UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2017

FB Financial Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN		37201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 564-1212

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

In connection with the filing by FB Financial Corporation (the “Company”) of a Registration Statement on Form S-3 and a Post-Effective Amendment to its Registration Statement on Form S-1 (No. 333-218876) on Form S-3 (collectively, the “Registration Statements”) concurrently with this Current Report on Form 8-K, the Company is hereby filing (i) the unaudited combined financial statements of Clayton Bank and Trust and American City Bank (collectively, the “Clayton Banks”) as of and for the six months ended June 30, 2017 attached hereto as Exhibit 99.1 and (ii) the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017 and the unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2017 and the year ended December 31, 2016 attached hereto as Exhibit 99.2 in order to incorporate by reference such financial statements and pro forma financial information into the Registration Statements. The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2016 updates the unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2016 to reflect the impact of additional purchase accounting adjustments performed in connection with the preparation of the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017. The audited combined financial statement of the Clayton Banks for the years ended December 31, 2016, 2015 and 2014 were previously filed by the Company on that Current Report on Form 8-K filed with the SEC on August 2, 2017.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The unaudited combined financial statements of the Clayton Banks as of and for the six months ended June 30, 2017 and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information as of and for the six months ended June 30, 2017 and for the year ended December 31, 2017 with respect to the Company’s acquisition of the Clayton Banks is filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Unaudited Combined Financial Statements and Related Notes of the Clayton Banks for the quarterly period ended June 30, 2017

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2017 and the Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2017

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

Date: October 26, 2017	By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer